                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the Commission Only
[X] Definitive Proxy Statement                   (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MULTIMEDIA K.I.D., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
         -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1) Amount Previously Paid:
         ----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------------------
         3) Filing Party:
         ----------------------------------------------------------------------
         4) Date Filed:
         ----------------------------------------------------------------------

                             MULTIMEDIA K.I.D., INC.


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Multimedia K.I.D., Inc. to be held on Monday, November 27, 2000 at 9:00 A.M. Israel local time, at the offices of the Company.

         The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked to elect directors, to approve the adoption of the Company's 2000 Stock Option Plan and to ratify the appointment of BDO International as the independent certified public accountants of the Company.

         At the meeting, the Board of Directors will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

         We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, I urge you to sign, date and promptly return, the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting, you will of course be able to vote in person, even if you have already submitted your proxy.

         Thank you for your cooperation.


                                          Very truly yours,

                                          /s/ Shaike Orbach

                                          SHAIKE ORBACH
                                          President and Chief Executive Officer


October 27, 2000

                             MULTIMEDIA K.I.D., INC.
                         23 HALUTZAT HAPARDESANUT STREET
                           PETACH TIKVAH 49221 ISRAEL

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 27, 2000

                          ----------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Multimedia K.I.D., Inc. (the "Company") will be held on Monday, November 27, 2000 at 9:00 A.M. Israel local time, at the offices of the Company, for the following purposes:

         (1)  To elect five directors to serve for the ensuing year.

         (2) To consider and act upon a proposal to approve the adoption of the Company's 2000 Stock Option Plan.

         (3) To consider and act upon a proposal to ratify the appointment of BDO International as the Company's independent certified public accountants for the fiscal year ending June 30, 2001.

         (4) To transact such other business as may properly come before the annual meeting or any adjournment thereof.

         Only stockholders of record at the close of business on October 13, 2000 are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the annual meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH STOCKHOLDER IS URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. No postage is required if the proxy is mailed in the United States. Stockholders who attend the annual meeting may revoke their proxy and vote their shares in person.

                                            By Order of the Board of Directors

                                            /s/ CLIFF DEGROOT
                                            -----------------
                                            Cliff DeGroot
                                            Secretary

Petach Tikvah, Israel
October 27, 2000

                             MULTIMEDIA K.I.D., INC.
                         23 HALUTZAT HAPARDESANUT STREET
                           PETACH TIKVAH 49221 ISRAEL

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

                               GENERAL INFORMATION

GENERAL

         This Proxy Statement, first mailed to stockholders on or about October 27, 2000 is furnished to the holders of Common Stock (the "Common Stock"), of Multimedia K.I.D., Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the "annual meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The annual meeting will be held on Monday, November 27, 2000, at 9:00 A.M., Israel local time, at the offices of the Company.

         It is proposed that at the annual meeting: (i) five directors will be elected, (ii) the adoption of the Multimedia K.I.D., Inc. 2000 Stock Option Plan (the "2000 Plan") will be approved and (iii) the appointment of BDO International as the independent certified public accountants of the Company for the fiscal year ending June 30, 2001 will be ratified.

         Management currently is not aware of any other matters that will come before the annual meeting. If any other matters properly come before the annual meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

         Proxies for use at the annual meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

REVOCABILITY AND VOTING OF PROXY

         A form of proxy for use at the annual meeting and a return postage-paid envelope for the proxy are enclosed. Unless otherwise indicated on the form of proxy, shares of Common Stock represented by any proxy in the enclosed form, assuming the proxy is properly executed and received by the Company prior to the annual meeting, will be voted with respect to the following items on the agenda:
(i) the election of each of the nominees for director as shown on the form of proxy, (ii) the approval of the Company's 2000 Plan and (iii) the appointment of BDO International as the independent certified public accountants of the Company.

         Stockholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy, by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy, "for" the approval of the 2000 Plan and "for" the ratification of the appointment of BDO International as the independent certified public accountants of the Company, and in accordance with their best judgment on any other matters which may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

         On October 13, 2000, the Company had outstanding 34,209,722 shares of its Common Stock. Each share is entitled to one vote upon each of the matters to be presented at the annual meeting. Only stockholders of record at the close of business on October 13, 2000 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

         The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the annual meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the annual meeting is required for the approval of the 2000 Plan and for the ratification of the appointment of BDO International.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                       CERTAIN STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information as of September 1, 2000 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's Common Stock of: (i) each person known by the Company to own beneficially more than five percent of the outstanding Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation" below); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed. Except as otherwise specified, the address of the beneficial owner is c/o the Company, 23 Halutzat Hapardesanut Street, Petach Tikvah 49221 Israel.

                                                                             PERCENTAGE OF
                                        NUMBER OF SHARES OF COMMON STOCK   OUTSTANDING COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER           BENEFICIALLY OWNED                STOCK
------------------------------------           ------------------                -----
David Rubner (1)                                     6,818,701                   19.9%

Zehava Rubner                                        6,818,701                    19.9

Pessie Goldenberg                                    5,581,398                    16.3

Laura Huberfeld                                      3,409,240                    10.0
250 Longwood Crossing
Lawrence, NY 11559

Naomi Bodner                                         3,409,240                    10.0
16 Grosser Lane
Monsey, NY 10952

Shaike Orbach                                               --                      --

E. Bruce Fredrikson                                         --                      --
School of Management
Syracuse University
Syracuse, New York 13244-2130

J.R. Kennedy                                                --                      --
3800 Bibb Lane
Orlando, Florida 32817-1634

David Edwards                                          521,296                     1.5
10725 S.W. Avocet Court
Beaverton, Oregon 97008

All directors and executive officers                12,921,395                   37.8%
as a group (5 persons)

--------------
    *    Represents less than one percent of our common stock.

1. Represents shares held by Mrs. Zehava Rubner, wife of Mr. Rubner. Mr. Rubner disclaims beneficial ownership of these shares.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         Five directors (constituting the entire Board) are to be elected at the annual meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below (all of whom are currently directors of the Company) to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

         The nominees, their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

         DAVID RUBNER, 60, has served as Chairman of the Board since September 2000. Mr. Rubner was employed with ECI Telecom Ltd., a telecommunications company, from 1970 to February 2000 and was President and Chief Executive Officer of ECI from 1991 to October 1999 and February 2000, respectively. In November 1999, he was appointed Vice-Chairman of the Board of Directors of ECI. Mr. Rubner is also Chairman and CEO of Rubner Technology Ventures Ltd. and Chairman of Net2Wireless Inc. In addition to ECI Telecom Ltd., Mr. Rubner currently is a director of ECtel Ltd., CheckPoint Software Technologies Ltd., Koor Industries Ltd. and I.I.S. Intelligent Information Systems, Ltd.

         PESSIE GOLDENBERG, 47, is a founder of the Company and has served as Executive Vice Chairman of the Board since September 2000. Mr. Goldenberg is the sole director of the Company's Israeli subsidiary. Mr. Goldenberg oversees the development of the Company's products and is responsible for the Company's current Internet strategy. From July 2000 until September 2000, Mr. Goldenberg served as acting Chief Executive Officer of the Company and was appointed as a Director in December 1999. Prior to founding the Company in 1996, Mr. Goldenberg founded P.M.D. Technological and Education Systems, Ltd. ("PMD"), the previous owner of certain of the Company's assets. Since 1992, he has served as the Managing Director of PMD.

         YESHAYAHU ("SHAIKE") ORBACH, 49, has served as President, Chief Executive Officer since September 2000 and a Director since July 2000. From January 1996 to September 2000, Mr. Orbach served as President and Chief Executive Officer of OPGAL Optronic Industries Ltd., an Israeli technology company. From October 1994 to December 1995, Mr. Orbach served as General Manager and Chief Operating Officer of Edusoft, Ltd., an Israeli educational software company.

         E. BRUCE FREDRIKSON, Ph.D., 62, has served as a Director since July 2000. Mr. Fredrikson is a Professor of Finance at Syracuse University where he has been a member of the faculty since 1966 and was formerly chairman of the finance department. Mr. Fredrikson currently serves as a director of Track Data Corporation and Innodata Corporation and is an Independent General Partner of Fiduciary Capital Partners, L.P. and Fiduciary Capital Pension Partners, L.P.

         J.R. KENNEDY, 66, has served as a Director since July 2000. Mr. Kennedy has served as a consultant to ECI Telecom Inc., the U.S. subsidiary of ECI Telecom Ltd., since 1999. Prior to that, Mr. Kennedy held various executive positions with ECI Telecom Inc. from 1985 to 1998.

         The Board of Directors held nine meetings and acted by unanimous consent twice during the fiscal year ended June 30, 2000. During the fiscal year ended June 30, 2000, each director in office during such fiscal year attended not less than 75% of the aggregate number of meetings of the Board of Directors and of meetings of committees of the Board on which he served.

         The Board of Directors of the Company has an Audit Committee. The Audit Committee is composed of E. Bruce Fredrikson and J.R. Kennedy. The current makeup of the Audit Committee was established after the end of the fiscal year ended June 30, 2000 and during such fiscal year, the previous Audit Committee did not hold any meetings.

VOTE REQUIRED

         The five nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as a vote for any such nominee.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE FIVE NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THEIR ELECTION.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the Company's chief executive officer and each of the other executive officers who had compensation of at least $100,000 in the fiscal year ended June 30, 2000 for services in all capacities to the Company and its subsidiaries.

                            SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION

                                                                        OTHER ANNUAL
                                                      SALARY    BONUS      COMPEN-
      NAME AND PRINCIPAL POSITION            YEAR      ($)       ($)       SATION
      ---------------------------            ----      ---       ---       ------
Pessie Goldenberg                            2000    $166,389    --    $1,768,040 (3)
  President and Chief Executive Officer      1999    149,461     --      19,855 (4)
  (1)                                        1998     75,781     --      10,535 (5)

David Edwards                                2000    $209,332    --     $116,563 (6)
  Chief Executive Officer(2)                 1999    200,000     --          (7)
                                             1998    165,000     --          (7)

--------------
(1) Mr. Goldenberg served as President and Chief Executive Officer from July 2000 until September 2000. Commencing September 2000, he serves as Executive Vice Chairman of the Company. Mr. Goldenberg is also the sole director of the Company's Israeli subsidiary.

(2) Mr. Edwards resigned as President and Chief Executive Officer in July 2000.

(3) Consists of payments the following: (i) in December 1999, the Company issued shares convertible into 1,217,759 shares of Common Stock to Pessie Goldenberg and as a result, the Company's Israeli subsidiary recorded a non-cash compensation expense of $1,748,508; and (ii) payments of $19,532 made by the Company in connection with employee benefit plans and insurance payments.

(4) Consists of payments made by the Company in connection with employee benefit plans and insurance payments.

(5) Consists of payments made by the Company in connection with employee benefit plans and insurance payments.

(6) In December 1999, in connection with the reorganization of the Company, the Company agreed to forgive a receivable due from David Edwards in the amount of $116,563.

(7) Perquisites and other personal benefits with less than the lesser of $50,000 or 10% of the total annual salary and bonus reported in this table for any named executive officer.

         The named executive officers did not receive any option grants, nor did they have any options outstanding, as of the fiscal year ended June 30, 2000.

EMPLOYMENT AGREEMENT

         Pessie Goldenberg has an employment agreement with the Company's Israeli subsidiary. The agreement can be terminated by either party on 180 days prior written notice. The agreement provides for a base monthly salary of NIS 45,000, equal to approximately $11,000 per month, and is linked to the Israeli consumer price index. Pursuant to the agreement, the Company will contribute 7.5% of Mr. Goldenberg's gross salary per year to a study fund (an Israeli employee benefit providing employees the opportunity to save money for certain employer permitted purposes).

COMPENSATION OF DIRECTORS

         Messrs. Fredrikson and Kennedy receive $12,000 per year as compensation for service on the Board of Directors or any of its committees and $500 for each Board meeting at which they are physically present. Directors are also reimbursed for expenses in connection with attendance at Board and Committee meetings. Mr. Rubner receives $24,000 per year as compensation for service on the Board. Subject to stockholder approval of the 2000 Plan, each of E. Bruce Fredrikson and J.R. Kennedy have been granted an option to purchase 75,000 shares of the Company's common stock at a price of $.50 per share. In addition, Mr. Goldenberg has been granted an option to purchase 600,000 shares of the Company's common stock at a purchase price of $.50 per share.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

         Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that during the fiscal year ended June 30, 2000 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with, except for the Initial Form 3 which was filed by Cliff DeGroot subsequent to the required 10-day period following the date he became the Company's Chief Financial Officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 15, 2000, the Company entered into a Management Services Agreement and on April 6, 2000 entered into a definitive Stock Purchase Agreement with JIA, Inc., a company partly owned and operated by Robert Cavitt and Daniel Jensen, former officers and/or directors of the Company, who were also officers of Summit V, Inc. (previously a wholly owned subsidiary of the Company), for the sale of all the outstanding stock of Summit V for a purchase price of $1,175,000. Summit V was the Company's direct sales software operating subsidiary. The sale was approved by the Company's stockholders at a Special Meeting held on May 31, 2000 and completed on or about June 2, 2000.

         In December 1999, in connection with the reorganization of the Company, the Company agreed to forgive a receivable due from David Edwards in the amount of $116,563.

         In January 2000, the Company paid PMD, a Company owned and operated by Pessie Goldenberg, $677,072 pursuant to a 1996 agreement whereby the Company purchased all the rights to certain of PMD's products. In addition, the Company paid PMD an aggregate of $205,096 during the year ended June 30, 2000 with respect to various services primarily related to translation of products into different languages.

      PROPOSAL NO. 2-APPROVAL OF THE ADOPTION OF THE 2000 STOCK OPTION PLAN

         The Board of Directors has unanimously adopted the Company's 2000 Stock Option Plan (the "2000 Plan"), subject to stockholder approval at the annual meeting. The Board of Directors believes that approval of the 2000 Plan will serve the best interests of the stockholders by permitting the Board to establish a flexible vehicle through which it can grant options to purchase shares of the Company's Common Stock to officers, directors, employees, consultants and advisors who perform, or will perform, services for the Company or its affiliates. There are currently 692,863 shares of Common Stock that remain available for future option grants under our existing stock option plan. Therefore, the Board of Directors believes that the approval of the adoption of the 2000 Plan is important to allow the Company to continue to attract and retain qualified employees, directors officers and consultants.

         The primary features of the 2000 Plan are summarized below. The full text of the 2000 Plan is set forth in Appendix A to this Proxy Statement and the following discussion is qualified in its entirety by reference thereto.

DESCRIPTION OF THE 2000 PLAN

         Available Shares. Subject to adjustment to reflect stock dividends and other capital changes, 5,000,000 shares of our Common Stock may be issued under the 2000 Plan. Shares subject to options granted under the 2000 Plan that are canceled, expired or terminated will again be available for issuance under the 2000 Plan. Shares of Common Stock issued under the 2000 Plan may be either authorized and unissued shares or shares held by us in our treasury. The Common Stock issuable upon exercise of option granted under the 2000 Plan will be registered pursuant to a registration statement on Form S-8 under the Securities Act of 1933.

         Administration. The 2000 Plan provides that it will be administered by a committee of at least two directors appointed by our Board of Directors, or, if no committee is appointed, the Board of Directors. Subject to the provisions of the 2000 Plan, the Board will have the authority to designate participants in the 2000 Plan, determine the terms and provisions of any option grants under the 2000 Plan, interpret the provisions and supervise the administration of the 2000 Plan and to take such other actions as may be necessary or desirable in order to carry out the provisions of the 2000 Plan.

         Eligibility. Options may be granted under the 2000 Plan to any employees (including officers), directors, consultants and advisors of the Company or its affiliates. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options. As of October 13, 2000, the Company had approximately 36 employees, including 2 executive officers, and 4 directors who would be eligible under the 2000 Plan.

         Term of Plan. The 2000 Plan became effective on October 25, 2000, subject to the approval of our stockholders at the annual meeting. The 2000 Plan will terminate, unless terminated earlier by our Board of Directors, on October 25, 2010.

         Stock Option Grants. Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options which do not so qualify, i.e., non-qualified options, may be granted under the 2000 Plan. Incentive stock options may only be granted to employees of the Company or any of its "subsidiary" corporations (within the meaning of Section 424 of the Code).

         The exercise price per share of an incentive stock option may not be less than the fair market value of our Common Stock on the date of grant (or, in the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the combined voting power of all classes of our stock or any subsidiary or parent corporation, 110% of the fair market value).

         All options will, unless sooner terminated, expire not more than ten years (or, in the case of an incentive stock option granted to a 10% stockholder, five years) from the date of grant. The Board will have the discretion to determine the vesting and other restrictions on the exercise of an option.

         Unless the Board determines otherwise, upon the termination of an optionee's employment or service with us and our affiliates, the optionee will generally have ninety days to exercise all options that are exercisable on the termination date. If, however, an optionee is terminated by us or our affiliates for cause (or terminates at a time when cause exists), then all outstanding options held by the optionee will immediately terminate and cease to be exercisable.

         Payment for shares acquired upon the exercise of an option may be in cash, certified or bank check and/or such other form of payment as may be permitted by the Board from time to time, including shares of the Company's Common Stock owned or purchasable upon exercise of the option.

         Transactions and Capital Changes. The 2000 Plan provides that in the event of a "Transaction," each outstanding unexercised option will automatically accelerate and become exercisable immediately prior to the transaction and terminate upon the occurrence of the transaction, unless the Company's stockholders receive capital stock of another company as part of the transaction and the Board of Directors directs that such options shall be converted into options to purchase shares of the exchange stock. In general, a "Transaction" is defined as a merger or the sale of all or substantially all of the assets or shares of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock.

         The number of shares available under the 2000 Plan, the maximum number of shares with respect to stock options to be granted to any employee during any calendar year and the number of shares subject to each outstanding option and the exercise price thereof will be adjusted upon the occurrence of a stock split or recapitalization of our Common Stock.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary is intended only as general guidance as to the United States federal income tax consequences under current law of participation in the 2000 Plan, and does not attempt to describe all potential tax consequences. Tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation from the described rules is applicable. Participants should consult their own tax advisors prior to the exercise of any options granted under the 2000 plan or the disposition of any shares of Common Stock acquired pursuant to the 2000 Plan.

         In general, the holder of a non-qualified option will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the shares of Common Stock with respect to which the option is exercised at such time over the aggregate exercise price of such shares. The Company will generally receive a corresponding tax deduction at such time. Upon a later sale of the Common Stock, the optionee will recognize capital gain or loss equal to the difference between the sale price and the sum of the exercise price plus the amount of ordinary income recognized on exercise.

         The holder of an incentive stock option will not recognize taxable income upon the grant or exercise of the option (although, upon exercise, the option spread is includable as income for purposes of the alternative minimum tax). If the Common Stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of within two years from the grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the ordinary income that would have been recognized upon exercise if the option had been a non-qualified option, and we will generally receive a corresponding deduction. Any remaining gain is treated as capital gain.

         If the Common Stock acquired pursuant to the exercise of an incentive stock option is held for at least two years from the grant date and one year from the exercise date and the optionee is employed by the Company (or its parents or subsidiaries) at all times beginning on the grant date and ending on the date three months (or, in the case of disability, one year) prior to the exercise date, then all gain or loss realized upon the sale will be capital gain or loss and we will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

         PLAN BENEFITS

         The Board has approved grants under the 2000 Plan, subject to stockholder approval, as follows: (i) Mr. Shaike Orbach, our President and Chief Executive Officer was granted an option to purchase 200,000 shares at a price of $1.00 per share and Pessie Goldenberg, our former President and Chief Executive Officer and current Executive Vice Chairman, was granted an option to purchase 600,000 shares at a price of $.50 per share; (ii) all current executive officers as a group were granted options to purchase an aggregate of 350,000 shares at prices ranging from $1.00 to $1.33 per share and (iii) all current directors who are not executive officers as a group were granted options to 150,000 shares at a price of $.50 per share. Options to purchase an aggregate of 750,000 shares at a purchase price of $.50 per share have been approved for grant to other employees, including all current officers who are not executive officers, as a group. The closing price of our Common Stock on October 25, 2000 as reported on the Nasdaq SmallCap market was $.50.

         VOTE REQUIRED

         The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                  PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT
                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The stockholders will be asked to ratify the appointment of BDO International as the independent certified public accountants of the Company for the fiscal year ending June 30, 2001. BDO International audited the financial statements of the Company for the fiscal year ended June 30, 2000. A representative of BDO International is expected to be present at the annual meeting, and will have an opportunity to make a statement if such person desires to do so, and is expected to be available to respond to appropriate questions from stockholders.

         THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                              STOCKHOLDER PROPOSALS

         All stockholder proposals which are intended to be presented at the annual meeting of stockholders of the Company to be held in 2001 must be received by the Company no later than June 28, 2001 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope.

                                       By Order of the Board of Directors

                                       Cliff DeGroot
                                       Secretary
Dated: October 27, 2000

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM:
MULTIMEDIA K.I.D., INC., 23 HALUTZAT HAPARDESANUT STREET, PETACH TIKVAH 49221 ISRAEL

                                                                      APPENDIX A

                            MULTIMEDIA, K.I.D., INC.
                             2000 STOCK OPTION PLAN

1.  NAME

    This Plan, as amended from time to time, shall be known as the Multimedia K.I.D., Inc. 2000 Stock Option Plan (the "PLAN").

2.  PURPOSE

    2.1 The Plan is intended to provide an incentive to retain, in the employ or service of the Company and its affiliates (including any Subsidiary), persons of training, experience, and ability, to attract new employees, directors or consultants whose services are considered valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company. Options granted under the Plan may contain such terms as will qualify such options as ISOs, Section 3(I) Options or Section 102 Options. All options granted hereunder, whether
         Section 3(I) Options, Section 102 Options, ISOs or NQSOs, shall be hereinafter referred to as the "OPTIONS."

    2.2 For the purposes of the Plan, the following terms shall have the following meanings:

         "BOARD" means the Board of Directors of the Company.

         "COMPANY" means Multimedia K.I.D., Inc., a Delaware corporation, or any successor thereto.

         "FAIR MARKET VALUE" means, as of any date, the value of a Share determined as follows:

         (i) if the Shares are listed on an established stock exchange or a national market system, including without limitation the NASDAQ National Market system, or the NASDAQ SmallCap Market of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in the Wall Street Journal, or such other source as the Committee deems reliable;

         (ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination; or

         (iii) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good-faith by the Committee.

         "ISO" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         "NQSO" means an Option that does not qualify as an ISO..

         "SECTION 102 OPTION" means an Option containing such terms as will qualify such Option for the special tax treatment under Section 102 of the Tax Ordinance.

         "SECTION 3(I) OPTION" means an Option granted under the terms of
         Section 3(I) of the Tax Ordinance. Options granted to Israeli residents that do not contain such terms as will qualify them for the special tax treatment under Section 102 of the Israeli Tax Ordinance, shall be Section 3(I) Options.

         "SHARES" means the common stock, par value $0.01, of the Company.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

         "TAX ORDINANCE" means the Israeli Tax Ordinance (New Version), 1961.

3.  ADMINISTRATION

    3.1 The Board or a committee appointed by the Board for such purpose (the "COMMITTEE") shall have the power to administer the Plan.

    3.2 The Committee shall consist of such number of members (not less than two (2) in number) as may be fixed by the Board. Subject to the provisions of the Company's Certificate of Incorporation, the Board shall appoint the members of the Committee, may from time to time remove members from, or add members to, the Committee and shall fill vacancies on the Committee. The Committee shall select one of its members as its chairman (the "CHAIRMAN") and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. Members of the Committee shall be eligible to receive Options under the Plan while serving on the Committee, unless otherwise specified herein.

    3.3 The Committee shall have full power and authority to: (i) designate participants (the "OPTIONEES"); (ii) determine the terms and provisions of any Option Agreements (which need not be identical) including, but not limited to, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting a substantial risk of forfeiture; (iii) accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) interpret the provisions and supervise the administration of the Plan; (v) determine the Fair Market Value of the Shares; (vi) designate Options as Section 3(I) Options, Section 102 Options, ISOs or NQSOs; (vii) amend the Plan from time to time in order to qualify for tax benefits applicable under U.S., Israeli or other laws; and (viii) determine any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

    3.4 All decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by all of the members of the Board or the Committee shall be fully effective as if it had been made at a meeting duly held. The interpretation and construction by the Board or the Committee of any provision of the Plan or of any Option shall be final and conclusive unless otherwise determined by the Board.

    3.5 Each member of the Board and the Committee shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company against any cost or expense (including reasonable counsel fees) incurred, or any liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's Certificate of Incorporation, any agreement, any vote of stockholders or disinterested directors, insurance policy or otherwise.

4.  DESIGNATION OF PARTICIPANTS

    The persons eligible for participation in the Plan as recipients of Options shall include any employees (including officers), directors, consultants and advisors of the Company or of its affiliates (including any Subsidiary) provided that such consultants or advisors are (i) natural persons, except to the extent otherwise permitted by Rule 701 promulgated under the Securities Act of 1933; and (ii) provide bona-fide services to the Company or its affiliates, which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities. Notwithstanding the foregoing, ISOs may only be granted to employees of the Company or any Subsidiary.

5.  TRUSTEE

    5.1 Section 102 Options which shall be granted under the Plan and/or any Shares issued upon exercise of such Options and/or other Shares received subsequently following any realization of rights, shall be issued to a Trustee nominated by the Committee, and approved in accordance with the provisions of Section 102 (the "TRUSTEE") and held for the benefit of the Optionees. Section 102 Options and any Shares received subsequently following exercise of Section 102 Options, shall be held by the Trustee for a period of not less than two years (24 months) from the date of grant.

    5.2 Anything to the contrary notwithstanding, the Trustee shall not release any Options which were not already exercised into Shares by the Optionee or release any Shares issued upon exercise of Options prior to the full payment of the Optionee's tax liabilities arising from Options which were granted to him and/or any Shares issued upon exercise of such Options.

    5.3 Upon receipt of the Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Option or Share granted to him thereunder.

6.  SHARES AVAILABLE

    6.1 Subject to adjustment as set forth in Section 8 below, 5,000,000 Shares are available for issuance under the Plan. Such Shares may be authorized and unissued or held by the Company in its treasury. Should any Option for any reason expire or be canceled or terminated prior to its exercise in full, the Shares subject to such Option may again be subject to an Option under the Plan.

    6.2 Each Option shall be evidenced by a written agreement between the Company and the Optionee (the "OPTION AGREEMENT"), in such form as the Committee shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether Section 3(I) Option, Section 102 Option, ISO or NQSO), the purchase price per Share and the vesting schedule pursuant to which such Option shall become exercisable.

    6.3 All Shares issued upon exercise of an Option shall entitle the holder thereof to receive dividends and other distributions thereon.

    6.4 The maximum number of shares of Common Stock with respect to which Options may be granted to any employee during any calendar year is 500,000, subject to adjustment in Section 8.5.

7.  PURCHASE PRICE; METHOD OF PAYMENT

    7.1 The purchase price of each Share subject to an Option shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time (the "PURCHASE PRICE"), but shall not be less than par value of the Common Stock. Notwithstanding the foregoing, in the case of an ISO (i) granted to an employee of the Company or any Subsidiary who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary ("TEN PERCENT STOCKHOLDER"), the Purchase Price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant, and (ii) granted to any other employee of the Company or any Subsidiary at the time of the grant of such Option, the Purchase Price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

    7.2 The Purchase Price shall be payable upon the exercise of the Option in a form satisfactory to the Committee and permitted by law, including without limitation, by cash or cheque.

8.  ADJUSTMENTS

    Upon the occurrence of any of the following events, an Optionee's right to purchase Shares under the Plan shall be adjusted as hereafter provided:

    8.1 In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the assets or Shares of the Company (a "TRANSACTION") while unexercised Options remain outstanding under the Plan (the "UNEXERCISED OPTIONS"), each Unexercised Option may be assumed or there may be substituted for the Shares subject to the Unexercised Options an appropriate number of shares of each class of shares or other securities of the successor company (or a parent or subsidiary of the successor company) which were distributed to the stockholders of the Company in respect of such Shares, and appropriate adjustments shall be made in the Purchase Price per Share to reflect such action, and all other terms and conditions of the Option Agreements, such as the vesting dates, shall remain in force, all as determined by the Board, whose determination shall be final.

    8.2 Notwithstanding the above and subject to any applicable law, unless the Committee determines otherwise at the time of grant, if in a Transaction as described in Section 8.1 above, the successor company (or parent or subsidiary of the successor company) does not agree to assume or substitute for the Options, as described above, the vesting periods shall be accelerated so that any unvested Option shall be immediately vested and exercisable in full as of the date ten (10) days prior to the effective date of such Transaction (and each Optionee shall be provided with written notice of such acceleration at least ten
         (10) days prior to the effective date of such Transaction).

    8.3 For the purposes of Section 8.1 above, the Option shall be considered assumed or substituted if, following the Transaction, the Option confers the right to purchase or receive, for each Share underlying such Option immediately prior to the Transaction, the consideration (whether shares, options, cash or other securities or property) received in the Transaction by holders of Shares for each Share held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or acquisition is not solely common stock (or its equivalent) of the successor company or its parent or subsidiary, the Board may provide that the consideration to be received upon the exercise of the Option shall only be common stock (or its equivalent) of the successor company or its parent or subsidiary equal in Fair Market Value to the per Share consideration received by holders of a majority of the outstanding Shares in the Transaction.

    8.4 If the Company is liquidated or dissolved while unexercised Options remain outstanding, then the Board, in its discretion, may determine that all such outstanding Options may be exercised in full by the Optionees as of the effective date of any such liquidation or dissolution of the Company.

    8.5 If the outstanding shares of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to the Plan or subject to any outstanding Options, and the applicable Purchase Price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding stock. Upon the occurrence of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Plan (as set forth in Section 6 hereof), in respect of which Options have not yet been exercised, or the maximum number issuable pursuant to Section 6.4, shall be appropriately adjusted as determined by the Board, whose determination shall be final.

9.  TERM AND EXERCISE OF OPTIONS

    9.1 Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company and the Trustee where applicable, in accordance with the requirements of Section 102 or Section 3(I), which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised. In addition to the written notice, payment in full of the exercise price of such Option shall be deemed to have occurred, as applicable, upon delivery of (i) cash or check for an amount equal to the aggregate Option exercise price for the number of shares being purchased, (ii) in the discretion of the Committee, upon such terms as the Committee shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Option (a "cashless exercise") or (iii) in the discretion of the Committee, upon such terms as the Committee shall approve, shares of the Common Stock owned or purchasable upon exercise of the Option by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is thereby exercised (a "stock for stock exercise").

    9.2 Each Option shall be exercisable following the applicable vesting dates, subject to the provisions of the Plan and for a number of shares up to the number of Shares as shall be provided in the Option Agreement. Notwithstanding the foregoing, no Option shall be exercisable after the earlier of: (i) the expiration of ten (10) years from the date of grant; (ii) in the event of the grant of an ISO to a Ten Percent Stockholders, the expiration of five (5) years from the date of grant; or (iii) the expiration date of the Option (as defined in the Option Agreement).

    9.3 Except as otherwise provided by the Committee with respect to NQSOs, an Option shall not be transferable by an Optionee other than by will or the laws of descent and distribution, and during an Optionee's lifetime, shall be exercisable only by that Optionee. The Optionee, by delivering a written notice to the Company, in a form satisfactory to the Company, shall be entitled to designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option in accordance with the Plan.

    9.4 An Option may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Option has become vested and exercisable, prior to the expiration date of the Option, provided that, subject to the provisions of Section 9.6 below and except as otherwise determined by the Committee, the Optionee is an employee of, or is in the service of, the Company or its affiliates, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

    9.5 Subject to the provisions of Section 9.6 below and except as otherwise determined by the Committee, in the event of the expiration or termination of Optionee's employment or service with the Company and its affiliates, all Options granted to the Optionee shall immediately expire on the date of termination.

    9.6 Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of an Optionee's employment or service with the Company and its affiliates during an additional period of time beyond the date of such termination, but only to the extent already vested and exercisable at the time of such termination if: (i) the Optionee is terminated by the Company or its affiliates without "Cause", in which event any Option, to the extent still in force and unexpired, may be exercised within a period of ninety (90) days from the date of such termination, (ii) termination is the result of death or disability of the Optionee, in which event any Option, to the extent still in force and unexpired, may be exercised within a period of three months from the date of termination or (iii) prior to the date of such termination, the Committee shall authorize an extension of the terms of all or part of the Option beyond the date of such termination for a period not to exceed the period during which the Option by its terms would otherwise have remained exercisable if the Optionee had remained in the employ or service of the Company. The term "CAUSE" shall mean, unless otherwise determined by the Committee at grant or otherwise provided in an employment or consulting agreement between the Optionee and the Company or any Subsidiary in effect on the date of grant: (i) conviction of or plea of nolo contendre or guilty to a crime involving moral turpitude or a felony; (ii) any refusal to carry out a reasonable directive of the Optionee's supervisor or manager which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company or its affiliates; including without limitation disclosure of confidential information of the Company or its affiliates; or (v) any conduct (other than performed in good-faith) reasonably determined by the Committee to be materially detrimental to the Company or its affiliates.

    9.7 The holders of Options shall not have any of the rights or privileges of stockholders of the Company in respect of any Shares purchasable upon the exercise of any Options, nor shall they be deemed to be a class of stockholders or creditors of the Company until such holders become the owner of record of such Shares upon exercise of the Options in accordance with the provisions of the Plan.

    9.8 Subject to the terms of the Plan, any Option Agreement may contain such other provisions as the Committee may, from time to time, deem advisable. In addition to termination of an Option as provided in
         Section 8.2 and without limiting the foregoing, the Committee may, with the consent of the Optionee, cancel all or any portion of an Option, and the Company's obligation in respect of such Option may be discharged by (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the Fair Market Value of the Shares at the date of such cancellation subject to the portion of the Option so canceled over the aggregate Purchase Price of such Shares, (ii) the issuance or transfer to the Optionee of Shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its sole discretion.

10. VESTING OF OPTIONS

    The total number of Shares subject to an Option may vest and the Option shall become exercisable with respect thereto in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

11. PURCHASE FOR INVESTMENT

    The Company's obligation to issue or allocate Shares upon exercise of an Option granted under the Plan is expressly conditioned upon (a) the Company's completion of any registration or other qualifications of such Shares under any state and/or federal law, rulings or regulations or (b) representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies.

12. EFFECTIVE DATE AND TERM

    The Plan shall become effective as determined by the Board, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months of the date the Plan is adopted by the Board. If the Plan is not approved by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board, the Plan and all Options granted under the Plan shall become null and void.

13. AMENDMENTS; EXPIRATION OR TERMINATION

    13.1 The Board may at any time, amend, alter, suspend or terminate the Plan. Unless sooner terminated, the Plan shall expire on the tenth anniversary of the date on which the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.

    13.2 No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee with respect to an outstanding Option, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    13.3 No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

14. GOVERNMENT REGULATIONS

    The Plan, and the granting and exercise of Options, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, of the State of Israel or the United States or any state having jurisdiction over the Company and the Optionee, including the registration of the Shares under the Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

15. CONTINUANCE OF EMPLOYMENT OR SERVICES

    Neither the Plan nor the Option Agreement with the Optionee shall impose any obligation on the Company or its affiliates, to continue any Optionee in its employ or service and nothing in the Plan or in any Option shall confer upon any Optionee any right to continue in the employ or service of the Company or its affiliates or restrict the right of the Company or its affiliates to terminate such employment or service at any time.

16. GOVERNING LAW & JURISDICTION

    The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (without reference to its principles of conflicts of law). Notwithstanding the above, with respect to the Plan participant who are Israeli residents, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

17. TAX WITHHOLDING

    17.1 To the extent permitted by applicable law, any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. The Committee and/or the Trustee shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

    17.2 To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionee by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) subject to Committee approval on the payment date, authorizing the Company to withhold Shares from the Shares otherwise issuable to the Optionee as a result of the exercise or acquisition of Shares under the Option in an amount not to exceed the minimum amount of tax required to be withheld by law; or (iii) subject to Committee approval on the payment date, delivering to the Company Shares owned and unencumbered; provided that Shares acquired on exercise of Options have been held for at least six (6) months (free and clear of any liens or encumbrances).

18. SPECIAL PROVISIONS FOR PLAN PARTICIPANTS WHO ARE ISRAELI RESIDENTS

    18.1 This Section 18 shall apply only to Optionees who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax.

    18.2 Notwithstanding anything herein to the contrary, the Plan may also be administered pursuant to certain provisions of Section 102 or Section 3(I) of the Tax Ordinance, the rules promulgated thereunder, and any other applicable Israeli laws with respect to service providers or employees who are Israeli residents.

    18.3 Options granted under the Plan pursuant to the provisions of Section 102 of the Tax Ordinance may be deposited with the Trustee, in the discretion of the Committee. All certificates representing Options or Shares issued to the Optionee shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the trust as herein provided. The Trustee shall hold the same pursuant to the instructions of the Committee and the Board.

    18.4 Options granted under the Plan pursuant to the provisions of Section 3(I) of the Tax Ordinance may be deposited with a Trustee, in the discretion of the Committee. Upon sale by an Optionee of any Shares held in trust, the Company shall (or shall cause the Trustee to) withhold from the proceeds of such sale all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly to such Optionee, and shall report to such Optionee the amount so withheld and paid to said tax authorities.

    18.5 At the Committee's discretion, for purposes of simplicity and in order to ensure compliance with Israel's tax regulations, the exercise of the Options and the purchases and sales of Shares issued under the Plan shall be executed by the Company or its Subsidiaries, as appropriate.

19. NON-EXCLUSIVITY OF THE PLAN

    The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                            MULTIMEDIA K.I.D., INC.
           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 27, 2000

     The undersigned, a stockholder of Multimedia K.I.D., Inc. (the "Corporation"), hereby constitutes and appoints Shaike Orbach and Cliff DeGroot and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Monday, November 27, 2000, and at any and all adjournments or postponements thereof, as follows:

(1) ELECTION OF DIRECTORS

    [ ] FOR the nominees listed below   [ ] WITHHOLDING AUTHORITY
        (except as marked to the            to vote for all the nominees
        contrary below)                     listed below

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) Nominees: David Rubner, Pessie Goldenberg, Shaike Orbach, E. Bruce Fredrikson and J.R. Kennedy

(2) PROPOSAL TO APPROVE THE ADOPTION OF THE MULTIMEDIA K.I.D., INC. 2000 STOCK OPTION PLAN

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

(3) PROPOSAL TO RATIFY THE APPOINTMENT OF BDO INTERNATIONAL

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

(4) In their discretion upon such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

                                                    (CONTINUED ON REVERSE SIDE.)

(CONTINUED)

     Shares represented by this Proxy will be voted in accordance with the instructions indicated in items 1, 2 and 3 above. IF NO INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3.

     Any and all proxies heretofore given by the undersigned are hereby revoked.

                                       Dated:
                                             -----------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Please sign exactly as your name(s)
                                       appear hereon. If shares are held by two or more persons each should sign. Trustees, executors and other fiduciaries should indicate their capacity. Shares held by corporations, partnerships, associations, etc. should be signed by an authorized person, giving full title or authority.

            PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE